Note 2 - Basic and Diluted Net Loss Per Common Share	9 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Earnings Per Share [Text Block]
Note 2
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     B
asic and Diluted Net Loss per Common Share

Basic net loss per share is calculated by dividing the net loss by the weighted average number of common shares outstanding. For all periods presented, the diluted net loss per common share is the same as basic net loss per common share, as the inclusion of other shares of stock issuable pursuant to stock options, warrants, and convertible debt would be anti-dilutive.

The following table summarizes equity securities that were excluded from the calculation of fully diluted loss per share as of December 31, 2014 and 2013, respectively:

	December 31 ,
	2014	2013
Convertible debt	24,202,853	18,913,857
Stock options	4,680,675	4,341,174
Warrants	1,880,620	1,880,620
Restricted stock	1,914,295	1,366,652
Total anti-dilutive securities	32,678,443	26,502,303